Exhibit 10.2
EXECUTION VERSION

FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT
dated as of October 19, 2023 (this “Amendment”), amending the Revolving Credit and Guaranty Agreement dated as of November 15, 2018 (as amended and restated as of October 25, 2022, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among PINTEREST, INC., a Delaware corporation (the “Borrower”), the GUARANTORS party thereto, the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and Swing Line Lender.

WHEREAS, the Lenders and the Issuing Banks party to the Existing Credit Agreement have agreed to extend credit to the Borrower under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Section 2.19 of the Existing Credit Agreement, the Borrower has requested a Commitment Increase in an aggregate principal amount of $100,000,000;

WHEREAS, the Person identified as the “New Lender” on Schedule I hereto (the “New Lender”) is willing to provide the First Amendment Commitment Increase (as defined below) on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement (as defined below);

WHEREAS, the Borrower desires to designate the New Lender as an additional Issuing Bank (the “Issuing Bank Designation”);

WHEREAS, the Borrower, the Guarantors party hereto, the Issuing Banks party hereto, the Administrative Agent, the Swing Line Lender and the New Lender desire to amend the Existing Credit Agreement to provide for the First Amendment Commitment Increase and the Issuing Bank Designation; and

WHEREAS, this Amendment constitutes a Commitment Increase Supplement under Section 2.19(b) of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Amended Credit Agreement. The rules of interpretation set forth in Section 1.3 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.    First Amendment Commitment Increase and Issuing Bank Designation.

(a)    The New Lender hereby commits to provide to the Borrower a Commitment     Increase on the Amendment Effective Date (as defined below) in a principal amount equal to the amount set forth opposite the New Lender’s name under the heading “First Amendment Commitment Increase” on Schedule I hereto (the “First Amendment Commitment Increase”) on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

(b)    Effective as of the Amendment Effective Date, (i) the First Amendment Commitment Increase shall be deemed, for all purposes under the Amended Credit Agreement and the Loan Documents, a Commitment and (ii) each Loan made thereunder shall be deemed, for all purposes under the

Amended Credit Agreement and the Loan Documents, a Revolving Loan. The New Lender acknowledges and agrees that, as of and on the Amendment Effective Date, it shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. For the avoidance of doubt, the First Amendment Commitment Increase shall have the same terms as the Commitments outstanding prior to the Amendment Effective Date.

(c)    Effective as of the Amendment Effective Date, pursuant to 2.19(b) of the Existing Credit Agreement:

(i)    at the election of the Administrative Agent in its sole discretion, any Loans outstanding on the Amendment Effective Date shall be reallocated among the Lenders (including the New Lender), with Lenders making any required payments to each other, to the extent necessary to keep the outstanding Loans ratable with any revised pro rata shares of such Lenders arising from the First Amendment Commitment Increase; and

(ii)     the participation interests of the Lenders in the Letters of Credit outstanding as of the Amendment Effective Date shall automatically be adjusted to reflect, and each Lender (including the New Lender) shall have a participation in each such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit after giving effect to the First Amendment Commitment Increase.

It is understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Existing Credit Agreement shall not apply to the transactions effected pursuant to this Section 2(c).

(d)    Effective as of the Amendment Effective Date, the Borrower designates the New Lender as, and the New Lender accepts its designation as, an Issuing Bank.

(e)     Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows (as so amended, the “Amended Credit Agreement”):

(i)    Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:

“First Amendment” means the First Amendment to Revolving Credit and Guaranty Agreement, dated as of October 19, 2023, among the Borrower, the Guarantors party thereto, the Issuing Banks party thereto, the Administrative Agent, the Swing Line Lender and the New Lender (as defined therein).

“First Amendment Effective Date” means the date on which the conditions specified in Section 4 of the First Amendment were satisfied (or waived in accordance with the terms thereof), which date is October 19, 2023.

(ii)    Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the definition of “Issuing Bank” with the following:

“Issuing Bank” means (a) each of JPMCB, Bank of America, N.A., Goldman Sachs Lending Partners LLC, Royal Bank of Canada and U.S. Bank National Association,
(b) each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.4(i) (other than any Person that shall have ceased to be an Issuing Bank as provided in

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Section 2.4(h)), each in its capacity as an issuer of Letters of Credit hereunder and together with its permitted successors and assigns in such capacity. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.4 with respect to such Letters of Credit).

(iii)     Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the definition of “Issuing Bank Sublimit” with the following:

“Issuing Bank Sublimit” means, at any time, (a) with respect to JPMCB in its capacity as Issuing Bank, $15,000,000, (b) with respect to Bank of America, N.A. in its capacity as Issuing Bank, $15,000,000, (c) with respect to Goldman Sachs Lending Partners LLC in its capacity as Issuing Bank, $15,000,000, (d) with respect to Royal Bank of Canada in its capacity as Issuing Bank, $15,000,000, (e) with respect to U.S. Bank National Association in its capacity as Issuing Bank, $15,000,000 and (f) with respect to any Lender that shall have become an Issuing Bank hereunder as provided in Section 2.4(i), such amount as set forth in the agreement referred to in Section 2.4(i) evidencing the appointment of such Lender (or its designated Affiliate) as an Issuing Bank.

(iv)        The last sentence in the definition of “Commitment” in Section 1.1 of the Existing Credit Agreement is hereby deleted and replaced with the following: “The aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date is $500,000,000.”

SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Issuing Banks party hereto, the Administrative Agent, the Swing Line Lender and the New Lender, as of the Amendment Effective Date, that:

(a)        this Amendment and the transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action;

(b)    each Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)        the representations and warranties of the Loan Parties set forth in Article III of the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties are true and correct in all respects) immediately prior to, and after giving effect to, the First Amendment Commitment Increase, as if made on and as of the Amendment Effective Date, except that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in such manner as of such earlier date;

(d)        immediately before and immediately after giving effect to the First Amendment Commitment Increase and the use of proceeds thereof (if any), Parent is in compliance with the financial covenant set forth in Section 6.8 of the Existing Credit Agreement on a Pro Forma Basis; and

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(e)    upon the effectiveness of the First Amendment Commitment Increase, no Default     or Event of Default has occurred and is continuing or will result from the First Amendment Commitment Increase.

SECTION 4. Conditions Precedent to the Effectiveness of the Amendment. This Amendment shall become effective on the first date on which the following conditions shall have been satisfied or waived in accordance with Section 10.2 of the Existing Credit Agreement (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, each Guarantor party hereto, each Issuing Bank party hereto, the Swing Line Lender and the New Lender either (A) a counterpart of this Amendment or (B) written evidence satisfactory to the Administrative Agent (which, subject to Section 10.6(b) of the Existing Credit Agreement, may include Electronic Signatures (as defined below) transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Amendment Effective Date) of Gibson, Dunn & Crutcher LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

(c )The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors (or a duly authorized committee thereof) of the Borrower and each other Loan Party approving the transactions contemplated by this Amendment and the execution and delivery of this Amendment, and all documents evidencing other necessary corporate (or other applicable organizational) action and governmental approvals, if any, with respect to this Amendment and (ii) all other documents reasonably requested by the Administrative Agent relating to the organization, existence and good standing of each Loan Party and authorization of the transactions contemplated hereby.

(d) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and the other documents to be delivered hereunder on the Amendment Effective Date.

(e) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of Parent, (i) confirming accuracy of the representations and warranties set forth in paragraphs (c), (d) and
(e) of Section 3 hereof as of the Amendment Effective Date and (ii) stating that the conditions with respect to the First Amendment Commitment Increase under Section 2.19 of the Existing Credit Agreement have been satisfied.

(f) The Borrower shall have paid to the Administrative Agent and the New Lender all fees and expenses required to be paid by the Borrower on the Amendment Effective Date and (in the case of expenses, solely to the extent invoices have been presented at least two business days prior to the Amendment Effective Date), on or before the Amendment Effective Date.

(g) The Administrative Agent shall have received a Solvency Certificate executed by the chief financial officer of Parent in the form of Exhibit I to the Existing Credit Agreement.

(h) (i) The Administrative Agent and the New Lender shall have received, at least three days prior to the Amendment Effective Date, all documentation and other information regarding the

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Borrower and the Guarantors requested in connection with applicable “know your customer” and anti- money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower at least five days prior to the Amendment Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three days prior to the Amendment Effective Date, if the New Lender has requested, in a written notice to the Borrower at least five days prior to the Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower, the New Lender shall have received such Beneficial Ownership Certification.

(1) To the extent the Borrower wishes to make a Borrowing on the Amendment Effective Date, the Administrative Agent shall have received a fully executed Borrowing Request.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5.    Notice of Commitment Increase. The parties hereto agree and acknowledge that the Borrower’s execution and delivery of this Amendment to the Administrative Agent shall be deemed to satisfy the Borrower’s notice obligation under Section 2.19(a) of the Existing Credit Agreement.

SECTION 6.    Effect of Amendment; No Novation.

(a) Except as expressly set forth herein and in the Amended Credit Agreement, this Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks, the Swing Line Lender or the Lenders under the Existing Credit Agreement, the Security Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Security Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement, the Security Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Amended Credit Agreement, shall refer to the Existing Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c ) Neither this Amendment nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Secured Obligations (as defined in the Security Agreement) outstanding under the Existing Credit Agreement or the Collateral Documents, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or any Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.

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SECTION 7.    Reaffirmation.

(a) The Borrower (for purposes of this Section 7, the “Reaffirming Loan Party”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each reference to the Security Agreement in this Section 7 shall refer to the meaning given such term in the Existing Credit Agreement after giving effect to the amendments thereto contemplated hereby. The Reaffirming Loan Party hereby further (i) acknowledges that the Secured Obligations (as defined in the Security Agreement) shall include the due and punctual payment of all of the monetary obligations of each Loan Party under or pursuant to the Amended Credit Agreement, including all such obligations in respect of the Commitments and all Loans incurred thereunder (including all such obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (ii) confirms its guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, (iii) hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties (as defined in the Security Agreement), as security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined in the Security Agreement), a security interest in of its all right, title and interest in, to and under any and all of the Collateral (as defined in the Security Agreement) now owned or at any time hereafter acquired by the Reaffirming Loan Party or in, to or under which the Reaffirming Loan Party now has or at any time hereafter may acquire any right, title or interest and (iv) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, its guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (and shall be determined after giving effect to this Amendment).

SECTION 8. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THE PROVISIONS CONCERNING (A) GOVERNING LAW, JURISDICTION AND CONSENT TO SERVICE OF PROCESS SET FORTH IN SECTION 10.9 OF THE AMENDED CREDIT AGREEMENT AND (B) WAIVER OF JURY TRIAL SET FORTH IN SECTION 10.10 OF THE AMENDED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect. “Electronic Signatures” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

SECTION 10. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the

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remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date set forth above.

BORROWER

PINTEREST, INC.

By:	/s/ Julia Brau Donnelley
Name: Julia Brau Donnelley
Title: Chief Financial Officer

[Pinterest – First Amendment to Revolving Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and Issuing Bank,

By:	/s/ Vidita J Shah
Name: Vidita J Shah
Title: Vice President

BANK OF AMERICA, N.A., as an Issuing Bank

By:	/s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President

[Pinterest - First Amendment to Revolving Credit and Guaranty Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as an Issuing Bank

By:	/s/ Neal Osborn
Name: Neal Osborn
Title: Authorized Signatory

[Pinterest - First Amendment to Revolving Credit and Guaranty Agreement]

ROYAL BANK OF CANADA, as an Issuing Bank

By:	/s/ Jessica Li
Name: Jessica Li
Title: Authorized Signatory

[Pinterest - First Amendment to Revolving Credit and Guaranty Agreement]

U.S. BANK NATIONAL ASSOCIATION, as the New Lender

By:	/s/ Brian Seipke
Name: Brian Seipke
Title: Senior Vice President

[Pinterest - First Amendment to Revolving Credit and Guaranty Agreement]

Schedule I

New Lender	First Amendment Commitment Increase
U.S. BANK NATIONAL ASSOCIATION	$100,000,000.00
TOTAL:	$100,000,000.00

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